SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-b(e)(2))

[x]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                          APPALACHIAN BANCSHARES, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                 Not Applicable
        -----------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)


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     1)   Title  of each  class of  securities  to  which  transaction  applies:
          ________________
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          ________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:______________________
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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

                          APPALACHIAN BANCSHARES, INC.
                            829 Industrial Boulevard
                             Ellijay, Georgia 30540

                                                                  April 23, 2004
Dear Shareholder:

     It is my pleasure to invite you, on behalf of the Board of Directors and Management of Appalachian Bancshares, Inc. (the "Company"), to the Company's annual meeting of shareholders, to be held on Tuesday, May 18, 2004, at 10:00 a.m., at the Gilmer County Bank Community Center, 829 Industrial Boulevard, Ellijay, Georgia (the "Annual Meeting").

     Enclosed with this letter is the formal notice of the Annual Meeting, a proxy statement and a proxy card. The notice and proxy statement contain information about actions to be taken at the Annual Meeting. The 2004 Annual Report of the Company is also enclosed for your information. We encourage you to review these materials, so that you will be fully informed about the matters that will be considered at the Annual Meeting.

     Whether or not you are able to attend the Annual Meeting, please mark, sign and promptly return the proxy card. If you do attend the Annual Meeting, and would like to vote in person, you may do so, even if you have already returned your proxy card.

     Your continued support of the Company is very important. I look forward to welcoming you at our Annual Meeting.

                                           Sincerely,

                                            /s/ Tracy R. Newton

                                           Tracy R. Newton
                                           President and Chief Executive Officer

                          APPALACHIAN BANCSHARES, INC.
                            829 Industrial Boulevard
                             Ellijay, Georgia 30540
                   -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held Tuesday, May 18, 2004
               --------------------------------------------------


     NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Appalachian Bancshares, Inc. (the "Company"), a Georgia corporation, will be held on Tuesday, May 18, 2004, at 10:00 a.m., local time, at the Gilmer County Bank Community Center, 829 Industrial Boulevard, Ellijay, Georgia (the "Annual Meeting"), for the following purposes:

1. To elect three Class I directors, each to serve for a term of three years and until his successor is elected and qualified; and

2. To consider and act upon any other matters that may properly come before the meeting and any adjournment thereof.

     Only shareholders of record at the close of business on April 1, 2004, will be entitled to notice of, and to vote at, the Annual Meeting. The Company's proxy statement and a proxy card are enclosed herewith. Please, sign, date, and return the proxy card promptly in the enclosed business reply envelope. If you attend the Annual Meeting, you may, if you wish, withdraw your proxy and vote in person.


                                           By Order of the Board of Directors

                                             /s/ Tracy R. Newton

                                           Tracy R. Newton
                                           President and Chief Executive Officer

Ellijay, Georgia
April 23, 2004

--------------------------------------------------------------------------------
      PLEASE PROMPTLY COMPLETE AND RETURN THE ENCLOSED PROXY, SO THAT YOUR
      VOTE MAY BE RECORDED AT THE MEETING IF YOU DO NOT ATTEND.
--------------------------------------------------------------------------------

                          APPALACHIAN BANCSHARES, INC.
                            829 INDUSTRIAL BOULEVARD
                             ELLIJAY, GEORGIA 30540
                                 (706) 276-8000


                     ---------------------------------------
                                 PROXY STATEMENT
                     For the Annual Meeting of Shareholders
                           To Be Held on May 18, 2004
                     ---------------------------------------


                               GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Appalachian Bancshares, Inc., a Georgia corporation (the "Company"), for use at the Company's annual meeting of shareholders to be held at 10:00 a.m., local time, on Tuesday, May 18, 2004, at the Gilmer County Bank Community Center, 829 Industrial Boulevard, Ellijay, Georgia (the "Annual Meeting"), and at any and all adjournments or postponements thereof. This proxy statement and the enclosed proxy card are first being mailed to shareholders on or about April 26, 2004.

                                     VOTING

Voting and Revocability of Proxies

     When proxy cards are properly executed, dated and returned, the shares they represent will be voted at the Annual Meeting, in accordance with the instructions of the submitting shareholder. If no specific instructions are given, the shares will be voted "FOR" the election of the nominees for directors set forth herein. In addition, if other matters come before the Annual Meeting, the persons named in the proxy card will vote in accordance with their best judgment with respect to such matters. A proxy submitted pursuant to this solicitation may be revoked by the shareholder submitting the proxy, at any time before it is exercised, by executing and delivering a later-dated proxy card, delivering written notice of the revocation of the proxy to the Company prior to the Annual Meeting, or attending and voting at the Annual Meeting. Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to: Appalachian Bancshares, Inc., 829 Industrial Boulevard, Ellijay, Georgia 30540, Attention:
Tracy R. Newton.

Quorum; Required Vote; Abstentions and Broker Non-Votes

     Under Georgia law and pursuant to the bylaws of the Company, the presence, in person or by proxy, at the Annual Meeting of the holders of more than 50% of the outstanding shares of the Company's common stock, entitled to vote as of April 1, 2004, is necessary to constitute a quorum for purposes of shareholder action. For these purposes, shares which are present or represented by proxy at the Annual Meeting will be counted in determining whether a quorum has been constituted, regardless of whether the holder of the shares or the proxy abstains from voting on any particular matter or whether a broker with discretionary authority fails to exercise its discretionary voting authority.

     With regard to the election of Class I directors, votes may be cast for or withheld from each nominee. Directors will be elected by a plurality of votes cast by the shares voting at the Annual Meeting. Abstentions and broker non-votes (which occur if a broker or nominee does not have discretionary authority and has not received voting instructions from the beneficial owner with respect to a particular item) will be treated as not having been voted and will have no effect on the outcome of the election of directors.

Record Date and Share Ownership

     The record of shareholders entitled to vote at the Annual Meeting was taken on April 1, 2004. On that date, the Company had outstanding and entitled to vote 3,697,359 shares of common stock, par value $0.01 per share, with each share entitled to one vote. There are no cumulative voting rights with respect to the election of directors.

Expenses of Solicitation

     The expense of preparing, printing and mailing this proxy statement, and soliciting the proxies sought hereby, will be borne by the Company. In addition to soliciting by mail, officers, directors and regular employees of the Company or its wholly-owned subsidiary, Appalachian Community Bank (the "Bank"), may at no additional compensation assist in soliciting proxies in person, by telephone, by facsimile transmission or via other electronic means. The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of the Company's common stock as of April 1, 2004, and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

Meetings of the Board of Directors

     The Company's Board of Directors presently consists of nine members. The Board of Directors held 20 meetings during 2003. Each director of the Company attended at least 75% of the total number of meetings held by the Board of Directors of the Company and the committees on which such director served during 2003, except Alan S. Dover, who attended 72% of such meetings. It is the policy of the Company that all directors attend the Company's annual meetings of shareholders. All directors attended the 2003 annual meeting of shareholders.

Board Independence

     The Board of Directors has determined that each of its members other than Tracy R. Newton, the Company's President and Chief Executive Officer, has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) and is independent within the meaning of the National Association of Securities Dealers' listing standards, as currently in effect.

Committees of the Board of Directors

     The  Company's  Board  of  Directors  has  two  standing  committees,   the
Compensation  Committee and the Audit Committee,  established in accordance with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934.

     Compensation Committee. The Compensation Committee consists of Roger E. Futch, Kenneth D. Warren and J. Ronald Knight, who serves as Chairman. The Compensation Committee has the authority of the Board of Directors to approve the hiring and termination of members of senior management. In addition, the Compensation Committee administers the Company's bonus and incentive plans and makes recommendations to the full Board of Directors with respect to any changes to such plans. The Compensation Committee also serves, with the authority of the full Board of Directors, to review the executive compensation of the Company's Chief Executive Officer, to review director compensation, to approve executive officer compensation packages proposed by the Company's Chief Executive Officer, to review summaries of all employee compensation as proposed by the Company's Chief Executive Officer, and to approve the personnel policies of the Company. The Compensation Committee met twelve times during 2003.

     Audit Committee. The Audit Committee consists of P. Joe Sisson, Alan S. Dover and Joseph C. Hensley, who serves as Chairman. The Audit Committee oversees and reviews the internal and independent audit functions and procedures of the Company and reports its findings and recommendations to the Board of Directors. The Audit Committee, which met ten times in 2003, reviews and pre-approves all audit and non-audit services performed by the Company's auditing accountants, or other accounting firms, other than as may be specifically allowed by applicable law. Each member of the Audit Committee is "independent," as defined in Rule 4350(d) of the National Association of Securities Dealers' listing standards. The Company's Board of Directors has determined that Joseph C. Hensley is an "audit committee financial expert." The Board of Directors has adopted an Audit Committee charter, a copy of which is attached as Exhibit A to the Company's 2003 proxy statement, as filed with the Securities and Exchange Commission (the "SEC") on April 30, 2003.

Nomination of Directors

     Nominations by Board of Directors. The Company does not have a nominating committee. Director selection and review is conducted by the entire Board of Directors. The Company has no formal nominating process or written nominating committee charter. The Board of Directors identifies and evaluates director candidates on an as-needed basis. The Company believes that this is adequate for a community financial institution such as the Company.

     Each member of the Board of Directors has served as a director of the Bank since the Bank's organization in 1994 and as a director of the Company since the Company's organization as a proposed holding company for the Bank in 1996. The Company believes that the original directors, acting as a group, are capable of evaluating the performance of the current Board of Directors, the qualifications of proposed director nominees and of determining the need for additional directors. As the Company grows, however, the Company may reconsider the need for, and establish, a nominating committee.

     Nominations by Shareholders. The Board of Directors will consider director nominees recommended by shareholders. Generally, candidates should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board of Directors, and able to represent the interests of all shareholders and not merely those of any special interest group. Shareholders wishing to suggest candidate(s) for consideration at the 2005 annual meeting of shareholders should submit their proposals in accordance with the timeframe and procedures set forth in the paragraph titled "Shareholder Proposals for 2005 Annual Meeting" in this proxy statement.

Shareholder Communications with the Board

     The Board of Directors has implemented a process for shareholders to send communications to the Board. Shareholders who wish to communicate directly with the Board of Directors or any particular director should deliver any such communications in writing to the Secretary of the Company at the address on page 1 of this document. The Secretary will compile any communications he or she receives from shareholders and deliver them periodically to the Board or the specific directors requested. The Secretary of the Company will not screen or edit such communications, but will deliver them in the form received from the shareholder.

Shareholder Proposals for 2005 Annual Meeting

     Any proposal of a shareholder to be presented at the 2005 annual meeting of shareholders must be received at the principal executive offices of the Company not later than December 24, 2004, directed to the attention of the Corporate Secretary, in order to be eligible for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Proxies solicited by the Company for the 2005 annual meeting of shareholders may confer discretionary authority to vote on any proposals received after March 12, 2005, without a description of them in the proxy materials for that meeting. Any shareholder proposals must comply in all respects with the rules and regulations of the SEC and the Company's bylaws. A copy of the Company's bylaws may be obtained by writing to the Corporate Secretary. Notices of intention to present proposals at the 2005 annual meeting of shareholders should be addressed to P. Joe Sisson, Secretary, Appalachian Bancshares, Inc., 829 Industrial Boulevard, Ellijay, Georgia 30540.

Director Compensation

     During 2003, the same individuals who served as directors of the Company also served as directors of the Bank. Accordingly, each director received director's fees of $1,000 per month as a retainer to serve as director of the Company, and $500 per month as a retainer to serve as director of the Bank. In addition, each director received a monetary bonus tied to the performance of the Company, as well as $100 for each regular committee meeting attended. The Company reimburses directors for travel and expenses incurred by them in connection with their service on the boards of directors of each of the Company and the Bank.

No Family Relationships Among Directors and Officers

     There are no family relationships between any director or executive officer of the Company or the Bank and any other director or executive officer of the Company or the Bank.

                              ELECTION OF DIRECTORS

     The Company's bylaws provide that the Board of Directors shall consist of not less than four nor more than twenty-five directors, with the exact number to be fixed by resolution of the Board of Directors from time to time. The Board of Directors has fixed the number of directors at nine, three of whom are to be elected at the Annual Meeting. The Company's Articles of Incorporation provide for a classified Board of Directors, consisting of three classes - Class I, Class II and Class III, whereby one-third of the Company's directors are elected each year at the Company's annual meeting of shareholders, to serve a three-year term. Each of the Class I directors is presently standing for re-election to the Board of Directors and, if elected, will serve for a term of three years and until his successor is elected and qualified.

     Each of the Class I directors will be elected by a plurality of the shares present (in person or by proxy) and voting at the Annual Meeting. Unless contrary instructions are given, the proxies will be voted for the nominees listed below. It is expected that all of these nominees will serve, but if, for any unforeseen cause, any of them should decline or be unable to serve, the proxies will be voted to fill any vacancy so arising, in accordance with the discretionary authority of the persons named in the proxy, unless contrary instructions are given. Each of the following persons nominated for election as a Class I director has agreed to serve if elected, and management has no reason to believe that any of such nominees will be unavailable to serve, if elected. Further, each of the following directors has served as a director of the Company since 1996 and as a director of the Bank since 1994.

The following persons have been nominated by management for re-election to the Board of Directors as Class I directors, for a term expiring at the 2007 Annual
Meeting:

     Alan S. Dover, age 47, is the chief executive officer and owner of A.S. Dover Construction, Inc., a paving and excavating business. He is also the owner of A. S. Dover Properties, Inc., a commercial real estate development firm, and
A. S. Dover Development, Inc., a residential real estate development firm.

     Charles A. Edmondson, age 56, currently serves as the Vice-Chairman of the Board of Directors. Mr. Edmondson has been with State Farm Insurance as an agent and agency manager in Ellijay since 1978 and is currently an agent in Blue Ridge, Georgia. He served as agency manager with State Farm from 1983 to 1995.

     Roger E. Futch, age 58, has been employed by the Ellijay Telephone Company since 1968. He currently serves as Chief Operations Officer and Executive Vice President of Ellijay Telephone Company and Community Television Company, Inc. He is President and Chief Operations Officer of ETC Communications. Mr. Futch has served on the management committee of U.S. Carrier Telecom, LLC since its inception.

The Board of Directors recommends that the Company's shareholders vote "FOR" the election, as Class I directors of the Company, of all three of the nominees described above.

Class II Directors, Serving for a Term Expiring at the 2005 Annual Meeting:

     Joseph C. Hensley, age 46, has served as Chairman of the Audit Committee since 1998. Mr. Hensley is a CPA and is currently Vice President of A.S. Dover Construction, Inc., A.S. Dover Development, Inc. and A.S. Dover Properties, Inc.

     Frank E. Jones, age 51, is the minister of the Ellijay Church of Christ, where he has served for 24 years. Mr. Jones also serves on the WIA Board for Coosa Valley Regional Development Center, serves as Vice Chairman for the fifteen counties of northwest Georgia and as Chairman of the Youth Council of the WIA for Coosa Valley Regional Development Center and serves on the State of Georgia Youth Strategies Committee for WIA. In addition, Mr. Jones is the Chairman for the northwest Georgia School to Work Program.

     J. Ronald Knight, age 61, has been Chairman of the Board of both the Company and the Bank since 2002, and has been Chairman of the Executive Compensation Committee since 2003. Mr. Knight is president and part owner of Twin City Motors, Inc., an automobile dealership in Ellijay.

Class III Directors, Serving for a Term Expiring at the 2006 Annual Meeting:

     Tracy R. Newton, age 48, has served as President and Chief Executive Officer of the Company since 1996 and as President and Chief Executive Officer of the Bank since its inception in 1994. Prior to Mr. Newton's employment with the Bank, he served as executive vice president of the Bank of Ellijay until he resigned in September 1993 to pursue the formation of Gilmer County Bank (now Appalachian Community Bank). His responsibilities at the Bank of Ellijay included the development and implementation of bank policy and lending. He has had 28 years of experience in community banking, particularly in commercial, agricultural, and consumer lending and in bank operations.

     P. Joe Sisson, age 69, is president and chief executive officer of the Sisson Corporation, a real estate development firm. He also owns interests in Cashes Valley Properties, Sisson, Dupont and Carder, Inc., Sisson Co., Sisson Brothers, Sisson Properties and Sisson Company Contractors. He is a former advisory director of NationsBank.

     Kenneth D. Warren, age 54, is the president and owner of Warren's Auto Sales, Inc., an automobile dealership in Ellijay.

                               EXECUTIVE OFFICERS

     Tracy R. Newton, is President and Chief Executive Officer of the Company. Biographical information for Mr. Newton can be found in "Election of Directors," above.

     Alan R. May, age 42, has served as Executive Vice President of the Company since June 2003, and as President of Gilmer County Bank since September 2002. Mr. May has been with the Company and the Bank since June 1998, and was previously the Chief Financial Officer of both the Company and the Bank. From January 1988 through February 1998, Mr. May served in various positions with Cooke & Andrews Investments, Inc., ultimately serving as Executive Vice President.

     Virginia C. Cochran, age 49, has served as Executive Vice President and Chief Lending Officer of the Bank since 2001. Ms. Cochran also serves as
Executive Vice President and Chief Credit Officer of the Company. Ms. Cochran has served as an officer of the Bank since its opening in 1995. Prior to her work at the Bank, Ms. Cochran served in various positions with the Bank of Ellijay for over thirteen years.

     Darren M. Cantlay, age 33, has served as Chief Financial Officer of the Bank since he joined the Bank in January 2003, and as Chief Financial Officer of the Company since July 2003. Prior to his employment by the Bank, Mr. Cantlay served as the Controller of Main Street Bank, Covington, Georgia, from January 2002 to January 2003, and as Controller of ABC Bancorp, Moultrie, Georgia, from November 2000 to January 2002.

                            OWNERSHIP OF COMMON STOCK

     The Company is authorized to issue up to 20,000,000 shares of common stock. At April 1, 2004, the Company had 3,697,359 shares of common stock issued and outstanding. Each share of common stock entitles the holder to one vote. Only shareholders of record at the close of business on April 1, 2004 will be entitled to notice of, and to vote at, the Annual Meeting.

     The following table sets forth certain information with respect to the beneficial ownership, as of April 1, 2004, of shares of common stock by (a) each person known by the Company to be the beneficial owner of more than five percent of the Company's outstanding common stock, (b) each of the Company's directors,
(c) each of the Company's executive officers and (d) all directors and executive officers of the Company as a group. Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.


                                                                                    Amount and Nature
Name of Beneficial Owner                                                              of Beneficial       Percent of
------------------------                                                               Ownership(1)        Class (2)
                                                                                    -----------------     ----------
Appalachian Bancshares, Inc. Employees' Savings and Profit Sharing Plan.......            276,605 (3)           7.48%
Darren M. Cantlay.............................................................              4,507                (11)
Virginia C. Cochran...........................................................             20,735                (11)
Alan S. Dover.................................................................            103,640               2.78
Charles A. Edmondson .........................................................            119,900               3.24
Roger E. Futch ...............................................................            115,015 (4)           3.11
Joseph C. Hensley ............................................................            108,721 (5)           2.90
Frank E. Jones ...............................................................             77,000 (6)           2.06
J. Ronald Knight .............................................................            150,271 (7)           4.02
Alan R. May...................................................................             15,046 (8)            (11)
Tracy R. Newton...............................................................            190,489 (9)           5.07
P. Joe Sisson ................................................................            119,914 (10)          3.24
Kenneth D. Warren.............................................................            152,680               4.10
     All directors and executive officers as a group (12 persons).............          1,177,918              29.71

(1)  The information  contained in this table with respect to common stock ownership reflects "beneficial  ownership"
     as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange
     Act"), which includes shares for which an individual, directly or indirectly, has or shares voting or investment power or both and also includes shares of common stock that the individual has the right to acquire on or before
     May 31, 2004 (60 days from April 1, 2004),  through the exercise of options  granted  under the 1997  Directors'
     Non-Qualified  Stock Option Plan,  the 1997 Employee  Stock  Incentive  Plan, or the 2003 Stock Option Plan. See
     "Stock Option Grants and Related Information."

(2)  The  percentages  are based upon 3,697,359  shares  outstanding,  except for certain  parties who hold presently exercisable options to purchase shares. The percentages for those parties who hold presently exercisable options are based upon the sum of 3,697,359  shares plus the number of shares subject to presently  exercisable  options held by them,  as  indicated  as follows.  The number of shares  underlying  options that may be exercised on or before May 31, 2004 (60 days from April 1, 2004) is as follows: (i) Mr. Cantlay - 1,100 shares; (ii) Ms. Cochran
     - 13,200 shares;  (iii) Mr. Dover - 31,020 shares; (iv) Mr. Edmondson - 0 shares; (v) Mr. Futch - 0 shares; (vi)
     Mr. Hensley - 48,400 shares; (vii) Mr. Jones - 38,720 shares;  (viii) Mr. Knight - 38,720 shares; (ix) Mr. May -
     11,000 shares; (x) Mr. Newton - 60,850 shares; (xi) Mr. Sisson - 0 shares; (xii) Mr. Warren - 24,970 shares; and
     (xiii) all directors and executive officers as a group (twelve persons) - 267,980 shares.

                                                          7


(3)  The Appalachian  Bancshares,  Inc.  Employees' Savings and Profit Sharing Plan is a defined  contribution 401(k)
     Employee Stock Ownership Plan established for the exclusive benefit of eligible employees of the Company and its subsidiaries  (the "401(k)  Plan").  The Company,  as Trustee of the 401(k) Plan, has the sole power to vote, or direct the vote of, 276,605 shares of common stock held by the 401(k) Plan.  Similarly,  the Company, as Trustee
     of the 401(k) Plan,  has the sole power to dispose of, or direct the  disposition  of,  276,605 shares of common stock.  Consequently,  under the 401(k) Plan,  the  Company's  Board of Directors has the sole power to vote and dispose  of, or direct  the vote and  disposition  of, the shares of common  stock  held by the 401(k)  Plan.  A majority vote of the Board of Directors,  where a quorum is present,  is required to exercise these powers.  The address of the 401(k) Plan is Box G, 829 Industrial Boulevard, Ellijay, Georgia 30540.

(4)  Includes 880 shares held jointly by Mr. Futch and his son, 8,140 shares held by Mr. Futch's  spouse,  as to which
     Mr. Futch  disclaims  beneficial  ownership,  and 9,678 shares held by Mr. Futch and his spouse as custodians for minor grandchildren, as to which Mr. Futch disclaims beneficial ownership.

(5)  All shares are held jointly by Mr. Hensley and his spouse.

(6)  Includes 8,800 shares held by Mr. Jones' individual  retirement account, as well as 1,210 shares held jointly by
     Mr. Jones and Robert F. Jones.

(7)  Includes 6,556 shares held by Mr. Knight's spouse,  as to which Mr. Knight disclaims  beneficial  ownership,  and
     2,200 shares held by Mr. Knight's spouse as custodian for his minor  daughter,  as to which Mr. Knight  disclaims beneficial ownership.

(8)  Includes 1,005 shares held by Mr. May's spouse, as to which Mr. May disclaims beneficial ownership.

(9)  Includes 24,939 shares held by Mr. Newton's individual retirement account.

(10) Includes  13,799 shares held by Mr. Sisson's  individual  retirement  account,  as well 16,456 shares held by Mr.
     Sisson's spouse. Mr. Sisson disclaims beneficial ownership as to the shares held by his spouse.

(11) Constitutes less than 1% of the outstanding shares.

Equity Compensation Plan Information

     The following table provides information regarding the Company's three equity compensation plans: the 1997 Employee Stock Incentive Plan, the 1997 Directors' Non-Qualified Stock Option Plan and the 2003 Stock Option Plan, each of which has been approved by the Company's shareholders.


                                                                                                           Number of securities
                                                            Number of securities    Weighted-average      remaining available for
                                                             to be issued upon      exercise price of      future issuance under
                                                                exercise of       outstanding options,   equity compensation plans
                                                            outstanding options,      warrants and         (excluding securities
             Plan category                                 warrants and rights(a)       rights(b)         reflected in column(a))
             --------------------------------------------- --------------------- ---------------------- ----------------------------
             Equity compensation plans approved by
                security holders..........................               433,140                  $5.65                      233,900
             Equity compensation plans not approved by
                security holders..........................                   n/a                    n/a                          n/a
                                                           --------------------- ---------------------- ----------------------------
             Total........................................               433,140                  $5.65                      233,900
                                                           ===================== ====================== ============================

Stock Option Plans

     1997 Employee Stock Incentive Plan. On January 28, 1997, the Company's Board of Directors approved and adopted the 1997 Employee Stock Incentive Plan (the "1997 Plan"), which was subsequently approved by the Company's shareholders at their annual meeting held April 17, 1997. The 1997 Plan provides for the grant of options to purchase up to an aggregate of 440,000 shares of the Company's common stock (as adjusted to reflect a 2 for 1 stock split on May 18, 1998, a separate 2 for 1 split on May 16, 2000, and a 10% stock dividend on July 1, 2003). Under the terms of the 1997 Plan, the Board of Directors or a committee designated thereby may grant options to purchase shares of common stock to the Company's employees, officers, independent contractors and consultants, and to those of the Company's affiliates. The right to grant additional options under the 1997 Plan will expire on April 17, 2007. At December 31, 2003, options to purchase 157,700 shares of common stock were outstanding under the 1997 Plan.

     1997 Directors' Non-Qualified Stock Incentive Plan. On January 28, 1997, the Company's Board of Directors approved and adopted the 1997 Directors' Non-Qualified Stock Option Plan (the "NQ Plan"), which was subsequently approved by the Company's shareholders at their annual meeting held April 17, 1997. The NQ Plan provides for the grant of options to purchase up to an aggregate of 440,000 shares of the Company's common stock (as adjusted to reflect a 2 for 1 stock split on May 18, 1998, a separate 2 for 1 split on May 16, 2000, and a 10% stock dividend on July 1, 2003). Under the terms of the NQ Plan, the Board of Directors or a committee designated thereby may grant options to purchase shares of common stock to non-employee directors of the Company. The right to grant additional options under the NQ Plan will expire on April 17, 2007. At December 31, 2003, options to purchase 275,440 shares of common stock were outstanding under the NQ Plan.

     2003 Stock Option Plan. On April 1, 2003, the Company's Board of Directors approved and adopted the Appalachian Bancshares, Inc. 2003 Stock Option Plan (the "2003 Plan"), which was subsequently approved by the Company's shareholders at their annual meeting held May 27, 2003. The 2003 Plan provides for the grant of stock appreciation rights and options to purchase up to an aggregate of 165,000 shares of the Company's common stock (as adjusted to reflect a 10% stock dividend on July 1, 2003). Under the terms of the 2003 Plan, the Board of Directors or a committee designated thereby may grant stock appreciation rights and/or options to purchase shares of common stock to employees and non-employee directors of the Company and its affiliates. The right to grant additional stock appreciation rights and/or options under the 2003 Plan will expire on May 27, 2013. At December 31, 2003, no options to purchase shares of common stock were outstanding under the 2003 Plan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of any class of the Company's equity securities, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of equity securities. Such persons are required to furnish the Company with copies of all Section 16(a) reports that they file with the SEC. To the Company's knowledge, there were nine Section 16(a) reports that were not timely filed, which included reports on Form 4 ("Statement of Changes in Beneficial Ownership of Securities" for each of P. Joe Sisson, Alan R. May, Tracy R. Newton, Kenneth D. Warren, Alan S. Dover, Charles A. Edmondson, Darren M. Cantlay and Roger E. Futch, each of such reports relating to the grant or exercise of previously issued stock options of Company. Based solely on a review of copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements, applicable to its officers, directors and greater-than-10% beneficial owners, were complied with for the year ended December 31, 2003.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth information with respect to all compensation, including bonuses, stock option awards and other payments, paid or accrued for each of the last three fiscal years for each of the Company's executive officers.


                                                    Summary Compensation Table
                                                                                                   Long-Term
                                                                                                 Compensation
                                                            Annual Compensation (1)                 Awards
                                                 --------------------------------------------    ------------
                                                                                                  Securities
                                       Fiscal                                   Other Annual      Underlying      All Other
Name and Principal Position             Year     Salary (2)         Bonus       Compensation        Options     Compensation
                                                                                                    (#)(3)
-----------------------------------   --------   ------------    ------------   -------------    ------------   -------------
Tracy R. Newton...............          2003      $153,461          $65,000        $18,000(4)              0          $38,904(5)
  President and Chief Executive         2002      $153,462          $58,588        $18,000(4)              0          $35,796(5)
  Officer                               2001      $143,461          $63,084        $18,000(4)              0          $34,275(5)

Alan R. May...................          2003      $107,445          $33,800        $12,000(6)              0          $29,498(7)
  Executive Vice President of           2002      $107,423          $28,882        $ 6,900(6)              0          $27,806(7)
  the Company and President             2001      $ 71,961          $20,000        $13,600(6)         11,000          $23,116(7)
  of the Bank

Virginia C. Cochran...........          2003      $ 97,215          $18,000        $     0                 0          $28,272(8)
  Chief Lending Officer of              2002      $ 89,841          $11,553        $     0            11,000          $24,634(8)
  the Bank                              2001      $ 81,961          $10,000        $     0                 0          $18,591(8)

Darren M. Cantlay(9)..........          2003      $100,625          $42,500        $     0            10,500          $13,235(10)
  Chief Financial Officer of
  the Company and the Bank

--------------------------------


(1)  Information  regarding certain perquisites and other personal benefits has been omitted because the aggregate values of such items do not meet the minimum amount required for disclosure under the rules and regulations of the SEC.

(2)  Includes deferred contributions made at the individual's election pursuant to the Company's 401(k) Plan.

(3)  Amounts of securities underlying options have been adjusted to reflect a 10% stock dividend in July 2003.

(4)  Directors' fees paid for service on the Boards of Directors of the Company and the Bank.

(5)  Includes (i) contributions by the Bank of $16,524 in 2001,  $16,965 in 2002 and $16,091 in 2003, under the 401(k) Plan; (ii)
     matching  contributions by the Bank of $3,475 in 2001, $4,416 in 2002, and $4,125 in 2003,  pursuant to the 401(k) Plan; and
     (iii) health insurance premiums paid by the Bank of $14,276 in 2001, $14,415 in 2002, and $18,356 in 2003.

(6)  Includes (i) Board  Secretary's  fees of $3,600 paid in 2001,  $5,400 paid in 2002 and $6,000 paid in 2003;  (ii) $10,000 in consulting  fees paid in 2001 in connection with work done for Appalachian  Information  Management,  Inc.; and (iii) $1,500
     paid in 2002 and $6,000 paid in 2003, for services on the Community Advisory Board of the Bank.

(7)  Includes (i) contributions by the Bank of $8,157 in 2001,  $10,905 in 2002, and $11,364 in 2003, under the 401(k) Plan; (ii)
     matching  contributions by the Bank of $3,059 in 2001, $3,841 in 2002, and $3,150 in 2003,  pursuant to the 401(k) Plan; and
     (iii) health insurance premiums paid by the Bank in the amount of $11,900 in 2001, $13,060 in 2002, and $14,646 in 2003.

(8)  Includes (i)  contributions  by the Bank of $7,357 in 2001,  $8,111 in 2002, and $9,270 in 2003, under the 401(k) Plan; (ii)
     matching  contributions by the Bank of $2,759 in 2001, $3,042 in 2002, and $2,853 in 2003,  pursuant to the 401(k) Plan; and
     (iii) health insurance premiums paid by the Bank of $8,475 in 2001, $13,481 in 2002, and $15,981 in 2003.

(9)  Mr. Cantlay joined the Bank on January 16, 2003.

(10) Includes health insurance premiums paid by the Bank of $11,035 in 2003.

Stock Option Grants and Related Information

     The following table sets forth information regarding the grant of stock options to the Company's executive officers in 2003.


                                                Option Grants in Last Fiscal Year

                                                                                          Potential Realizable Value at Assumed
                                                                                                Annual Rates of Stock Price
                        Number  of                                                             Appreciation for Option  Term
                        Securities  %of Total Options                                     -------------------------------------
                        Underlying      Granted to
                         Options       Employees in       Exercise  or    Expiration
    Name                 Granted       Fiscal  Year        Base Price         Date         5% ($)                      10% ($)
--------------------    ----------  -----------------     ------------   ------------      ------                     ---------
Tracy R. Newton                  0                n/a              n/a            n/a         n/a                           n/a
Alan R. May                      0                n/a              n/a            n/a         n/a                           n/a
Virginia C. Cochran              0                n/a              n/a            n/a         n/a                           n/a
Darren M. Cantlay            5,000              27.78%          $15.00       7/1/2013     $47,150                      $119,550
Darren M. Cantlay            5,500              30.56%          $12.73      1/16/2013     $43,945                      $111,595

     The following table sets forth information with respect to the executive officers concerning options exercised in 2003 and unexercised options held as of the end of 2003.


                                           Aggregated Option Exercises in Last Fiscal Year
                                                  and Fiscal Year-End Option Values

                                                                       Number of Securities
                                                                      Underlying Unexercised            Value of Unexercised In-the-
                                                                            Options at                         Money Options at
                                                                         Fiscal Year-End (#) (1)              Fiscal Year-End ($)
                                                                                                                    (2)
                                                                ----------------------------------- -------------------------------
                            Shares  Acquired
                                   on               Value
Name                          Exercise (#)     Realized ($)(3)     Exercisable      Unexercisable    Exercisable    Unexercisable
----                        ----------------   ---------------    -------------    ---------------  -------------  ---------------

Tracy R. Newton...................     25,000         $275,000           88,550                  0     $1,006,250              n/a

Alan R. May.......................      2,000          $18,000           11,000              8,800        $73,000          $36,000

Virginia C. Cochran...............          0              n/a           13,200              8,800        $94,000          $36,000

Darren M. Cantlay.................          0              n/a                0             10,500            n/a          $12,500


(1)  The options vest and become  exercisable in five equal annual  installments  beginning on the first  anniversary of the date of grant.  Upon the  occurrence  of certain  events  resulting  in a change of control of the Company or certain  major  corporate transactions,  the options become fully vested and exercisable,  subject to certain exceptions and limitations. See "Employment
     Contracts, Termination of Employment and Change-in-Control Arrangements."

(2)  Dollar values calculated by determining the difference between the estimated fair market value of the Company's common stock on
     December 31, 2003 ($15.00) and the exercise price of such options.

(3)  Value  calculated by determining  the difference  between the estimated fair market value of the Company's  common stock on the date of exercise and the exercise price of such options.

Compensation Committee Interlocks and Insider Participation

     During the fiscal year ended December 31, 2003, the following individuals served as members of the Compensation Committee of the Board of Directors: Roger
E. Futch, J. Ronald Knight and Kenneth D. Warren. None of the members of the Compensation Committee has served as an officer or an employee of either the Company or the Bank.

Employment   Contracts,   Termination   of  Employment   and   Change-in-Control
Arrangements

     Employment Contracts. No employment contracts or separate change-in-control agreements exist between or among the Company, the Bank and any employee or director of either the Company or the Bank.

     Change-in-Control Arrangements.

     1997 Employee Stock Incentive Plan. On January 28, 1997, the Company's Board of Directors approved and adopted the 1997 Employee Stock Incentive Plan (the "1997 Plan"), which was subsequently approved by the Company's shareholders at their annual meeting held April 17, 1997. Pursuant to the terms of the 1997 Plan, the Board of Directors may provide in any option agreement that outstanding options covered by such agreement will become fully vested and exercisable, subject to certain exceptions and limitations, in the event of a change in control or certain other corporate transactions. "Change in control" and "corporate transactions" are defined in the 1997 Plan to include, among other things, the acquisition by another person of more than fifty percent of the total combined voting power of the Company's outstanding common stock; a change in the composition of a majority of the Board of Directors within a specified period of time; a merger or consolidation in which the Company is not the surviving entity; the sale, transfer or other disposition of substantially all of the Company's assets in connection with a liquidation of the Company; and certain other transactions. The option agreements pursuant to which Ms. Cochran and Messrs. Newton, Cantlay and May were granted certain options contain these acceleration provisions. See "Stock Option Grants and Related Information."

     1997 Directors' Non-Qualified Stock Option Plan. On January 28, 1997, the Company's Board of Directors approved and adopted the 1997 Directors' Non-Qualified Stock Option Plan (the "NQ Plan"), which was subsequently approved by the Company's shareholders at their annual meeting held April 17, 1997. Pursuant to the terms of the NQ Plan, the Board of Directors may provide in any option agreement that outstanding options covered by such agreement will become fully vested and exercisable, subject to certain exceptions and limitations, in the event of a change in control or certain other corporate transactions. "Change in control" and "corporate transactions" are defined in the NQ Plan to include, among other things, the acquisition by another person of more than fifty percent of the total combined voting power of the Company's outstanding common stock; a change in the composition of a majority of the Board of Directors within a specified period of time; a merger or consolidation in which the Company is not the surviving entity; the sale, transfer or other disposition of substantially all of the Company's assets in connection with a liquidation of the Company; and certain other transactions. The option agreements pursuant to which Ms. Cochran and Mr. May were granted certain options contain these acceleration provisions. See "Stock Option Grants and Related Information."

          2003 Stock Option Plan. On April 1, 2003, the Company's Board of Directors approved and adopted the Appalachian Bancshares, Inc. 2003 Stock Option Plan (the "2003 Plan"), which was subsequently approved by the Company's shareholders at their annual meeting held May 27, 2003. Pursuant to the terms of the 2003 Plan, all options and stock appreciation rights will become fully vested and immediately exercisable for a period of 60 days, subject to certain exceptions and limitations, in the event of a change in control. A "change in control" is defined in the 2003 Plan to include, among other things, the acquisition by another person of more than twenty-five percent of the total combined voting power of the Company's outstanding common stock; and a change in the composition of a majority of the Board of Directors within a specified period of time. At the time of a Change in Control, an option holder will, at the discretion of the Committee, be entitled to receive cash in an amount equal to the excess of the market value of the common stock subject to such option over the exercise price of such shares, in exchange for the cancellation of such options by the option holder. No options have yet been granted under the 2003 Plan.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements of the Company for the year ended December 31, 2003. The Audit Committee has discussed with the independent auditors of the Company the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent auditors their independence from the Company and its management.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for fiscal year 2003 be included in the Company's Annual Report on Form 10-K, for filing with the SEC.

                                                        Respectfully submitted,

                                                        The Audit Committee

                                                        Alan S. Dover
                                                        Joseph C. Hensley
                                                        P. Joe Sisson


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

General

     Under rules established by the SEC, the Company is required to provide certain information with respect to compensation provided to the Company's executive officers. The SEC regulations require a report setting forth a description of the Company's executive compensation policy in general, as well as the considerations that led to the compensation decision affecting Mr.
Newton. In fulfillment of this requirement, the Board of Directors and Compensation Committee have prepared the following report for inclusion in this proxy statement.

     The fundamental policy of the Company's compensation program is to offer competitive compensation and benefits for all employees, including the President and Chief Executive Officer and the other officers of the Company, and to compete for and retain talented personnel who will lead the Company in achieving levels of financial performance that enhance shareholder value. The Company's executive compensation package historically has consisted of salary, annual bonus, profit sharing contributions and matching contributions, health insurance premiums and other customary fringe benefits. The grant of stock options under the 1997 Employee Stock Incentive Plan and the 2003 Stock Option Plan is also a part of the Company's compensation package for certain executive officers.

Salary

     The members of the Compensation Committee participated in deliberations regarding salaries of executive officers. Mr. Newton did not participate in deliberations concerning his own compensation. Although subjective in nature, factors considered by the Compensation Committee in recommending the salaries of executive officers were Mr. Newton's recommendations (except with respect to his own salary), compensation paid by comparable banks to their executive officers (although such information was obtained informally and the Company did not attempt to pay any certain percentage of salary for comparable positions with other banks), each executive officer's performance, contribution to the company, tenure in his or her position, and internal comparability considerations. The Compensation Committee recommended the salary of Mr. Newton based on Mr. Newton's salary during the preceding fiscal year, his tenure, the salaries of chief executive officers of comparable bank holding companies (although such information was obtained informally and the Company did not attempt to pay any certain percentage of salary for a comparable position with other bank holding companies) and the increase in earnings of the Company in recent years. Mr. Newton's salary, as recommended by the Compensation Committee, was approved by a vote of the Board of Directors excluding Mr. Newton. The Compensation Committee did not assign relative weights to the factors considered in setting salaries of executive officers, including Mr. Newton.

Annual Bonus Compensation

     Annual bonuses for the fiscal year ended December 31, 2003, paid in the form of cash bonuses, were based on certain percentages of average return on equity.

Stock Options

     During the fiscal year ended December 31, 2003, there were two grants of options to purchase shares of common stock to the executive officers. Mr. Cantlay was granted, under the 1997 Employee Stock Incentive Plan, options to purchase 5,000 shares at an exercise price of $15.00 per share, and options to purchase 5,500 shares at an exercise price of $12.73 per share.

                                                     Respectfully submitted,

                                                     The Compensation Committee

                                                     Roger E. Futch
                                                     J. Ronald Knight
                                                     Kenneth D. Warren

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Schauer, Taylor, Cox, Vise, Morgan & Fowler, P.C., served as the Company's independent public accountants for the fiscal year ended December 31, 2003. The Audit Committee has been advised that no member of Schauer, Taylor, Cox, Vise, Morgan & Fowler, P.C., or any of its associates has any financial interest in the Company or the Bank. A representative of Schauer, Taylor, Cox, Vise, Morgan & Fowler, P.C. will be available at the Annual Meeting to respond to questions and to make a statement on behalf of the independent public accountants.

     Audit Fees. The aggregate fees billed for professional services rendered by Schauer, Taylor, Cox, Vise, Morgan & Fowler, P.C., for the audit of the
Company's annual financial statements and review of financial statements included in the Company's Form 10-Q were $117,195 for fiscal 2003 and $110,725 for fiscal 2002.

     Audit-Related Fees. The aggregate fees billed by Schauer, Taylor, Cox, Vise, Morgan & Fowler, P.C., for audit-related fees beyond those reported in the previous paragraph, were $50,520 for fiscal 2003 and $62,455 for fiscal 2002. These fees relate to review of filings with the SEC, Information System examinations, examination of the Company's KSOP, and general accounting assistance and advice.

     Tax Fees. The aggregate fees billed for professional services rendered by Schauer, Taylor, Cox, Vise, Morgan & Fowler, P.C., for tax compliance and advice, preparation of the Company's annual corporate income tax returns, and interim tax analyses were $23,450 for fiscal 2003 and $28,980 for fiscal 2002.

     All Other Fees. The aggregate fees billed for products and services provided by Schauer, Taylor, Cox, Vise, Morgan & Fowler, P.C., other than those reported in the three previous paragraphs, were $24,625 for fiscal 2003 and $16,545 for fiscal 2002. These fees relate to assistance in filing reports with the SEC, assistance with the Company's annual proxy statement, assistance with the Company's Federal Reserve reports and clerical services.

     All services described above were pre-approved by the Audit Committee.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's common stock against the cumulative total return on the Nasdaq Stock Market Index and the Nasdaq Bank Stock Index, for the five-year period commencing December 31, 1998, and ending on December 31, 2003. The Company's common stock is not traded on a securities exchange or otherwise actively traded. Therefore, the total shareholder return, as computed below, is based only on stock trades known to the Company during such periods.




                                 FIVE-YEAR CUMULATIVE TOTAL RETURNS*
COMPARISON OF APPALACHIAN  BANCSHARES,  INC., NASDAQ STOCK MARKET INDEX AND NASDAQ BANK STOCK INDEX,
                                         as of December 31



                                          [GRAPHIC OMITTED]




*    Assumes  $100  invested on December  31, 1998,  in the  Company's  common stock and above noted
     indexes.  Cumulative  total returns  include the values of the  Company's  common stock and the
     Indexes, as of December 31 of each year, as well as the reinvestment of dividends.  Computation of the total  shareholder  return on the Company's  common stock  includes a two-for-one  share split of the Company's common stock, in the form of a common stock dividend,  in 2000 and a 10%
     common stock dividend in 2003.



                                  1998        1999        2000        2001        2002        2003
                                 ------      ------      ------      ------      ------      ------
Appalachian Bancshares, Inc.        100          98         280         293         300         330
NASDAQ Stock Market Index           100         186         113          89          61          91
NASDAQ Bank Stock Index             100          92         105         116         121         158


                           RELATED PARTY TRANSACTIONS

     In May 2001, the Bank entered into a lease agreement with Appalachian Investment Group ("AIG") for the property on which the Bank's Blue Ridge Branch office is located (the "Lease Agreement"). AIG's partners include Charles A. Edmondson and P. Joe Sisson, directors of both the Company and the Bank. The Lease Agreement has an initial term of two years and includes a twenty-four month renewal term. The Lease Agreement was renewed for a twelve month period in May 2003. During the twelve month renewal term, the Bank is obligated to pay AIG annual rent in the sum of $33,000, payable in equal monthly installments of $2,750. The Lease Agreement contains standard commercial net-lease provisions, including provisions for care and repair of the premises and insurance. The Lease Agreement was approved by a majority of the disinterested directors of the Bank.

     Certain of the directors and executive officers of the Company, members of their families and companies, or firms with which they are associated, were customers of and had banking transactions with the Bank in the ordinary course of business during fiscal year 2003, and such transactions are expected to continue in the future. All loans and loan commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. None of such loans outstanding to directors or officers of the Company, members of their families or companies or firms with which they are associated was non-performing as of December 31, 2003. Total loans outstanding to all directors and executive officers of the Company and the Bank, or affiliates of such persons (including members of the immediate families of such persons or companies in which such persons had a 10% or more beneficial interest), amounted to an aggregate of $9,372,563 at December 31, 2003.

                           ANNUAL REPORT ON FORM 10-K

     A copy of the Company's 2003 Annual Report to Shareholders accompanies this proxy statement. The 2003 Annual Report to Shareholders includes a copy of the Company's Annual Report on Form 10-K, including financial statements and any financial statement schedules, as filed with the SEC. Copies of exhibits to the Form 10-K are also available to shareholders upon specific request. Such requests should be directed to Appalachian Bancshares, Inc., 829 Industrial Boulevard, Ellijay, Georgia 30540, Attention: Darren M. Cantlay.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies in the accompanying proxy card to vote in accordance with their judgment of what is in the best interest of the Company.

                                           By Order of the Board of Directors

                                             /s/ Tracy R. Newton

                                           TRACY R. NEWTON
                                           President and Chief Executive Officer
Ellijay, Georgia
April 23, 2004

                          APPALACHIAN BANCSHARES, INC.
                            829 Industrial Boulevard
                             Ellijay, Georgia 30540

                               COMMON STOCK PROXY

                For Annual Meeting of Shareholders, May 18, 2004

     This Proxy is solicited by the Board of Directors.

     WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, AND NOT REVOKED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW, AND IF NO CHOICE IS SPECIFIED, IT WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

     The Board of Directors recommends a vote "FOR" the listed proposals, which are more fully described in the proxy statement of the Company, dated April 23, 2004, which was sent to shareholders in connection with the listed proposals.

     The undersigned shareholder of Appalachian Bancshares, Inc., a Georgia corporation (the "Company"), hereby appoints Joseph C. Hensley, Tracy R. Newton and P. Joe Sisson, or any of them, as Proxy, with full power of substitution, to act for and in the name of the undersigned, to vote, as designated below, the shares of the undersigned at the Annual Meeting of Shareholders of the Company, to be held on May 18, 2004, and at any adjournment or postponement thereof:

     1.   PROPOSAL TO ELECT three Class I directors of the Company.

     |_|   FOR all nominees listed below         |_|  WITHHOLD authority for all
     (except as marked to the contrary below)    nominees listed below

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

     Alan S. Dover
     Charles A. Edmondson
     Roger E. Futch

     2. IN ACCORDANCE WITH THEIR BEST JUDGMENT, exercised in their discretion, with respect to any other matters which may properly come before the Annual Meeting or any adjournment thereof.

PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.

Dated:  __________________, 2004           PLEASE SIGN NAME EXACTLY AS LISTED ON
                                           THE MAILING LABEL

                                           -------------------------------------
                                           Signature


                                           -------------------------------------
                                           Print  Name  as listed on the mailing
                                           label

                                           -------------------------------------
                                           Signature (if held jointly)


NOTE: If stock is held in the name of two or more persons, all must sign. When signing as attorney, trustee, administrator, executor or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized officer.